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                                                                    EXHIBIT 10.2


                       FIFTH AMENDMENT TO CREDIT AGREEMENT


            FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 26, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


            WHEREAS, the Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to a certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

            WHEREAS, the Parent Companies are contemplating the following proposed reorganization transaction (the "Reorganization"): (i) a newly created direct Wholly-Owned Subsidiary of the Corporation ("Newco") shall be merged (with such merger being herein called the "Reorganization Merger") with and into Starwood REIT, with Starwood REIT surviving the Reorganization Merger as a direct Subsidiary of the Corporation; (ii) the common stock of Newco shall become the common shares of beneficial interest in Starwood REIT (the "Class A Shares") and the common shares of beneficial interest in Starwood REIT shall be converted into a new class of shares of beneficial interest of Starwood REIT (the "Class B Shares"); (iii) the Class B Shares shall be paired with the common stock of the Corporation; (iv) the existing Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares of Starwood REIT shall remain outstanding as such shares of Starwood REIT; and (v) the organizational documents of Starwood REIT and the Corporation shall be amended and restated to effectuate the foregoing;

            WHEREAS, three of SLT RLP's Wholly-Owned Subsidiaries, W&S Seattle Corp., W&S Lauderdale Corp. and W&S Denver Corp. each intend to issue up to 500 shares of preferred shares to at least 100 new shareholders to enable such corporations to be treated as real estate investment trusts under the Code (with such stock issuances being collectively referred to herein as the "Westin Stock Issue");

            WHEREAS, the Borrowers wish to request certain one time waivers from certain restrictions set forth in certain sections of the Credit Agreement in order to permit the Reorganization and the Westin Stock Issue, as herein provided; and
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            WHEREAS, the parties hereto wish to further amend the Credit
Agreement as herein provided;


            NOW, THEREFORE, it is agreed:

      I.    Waivers, Amendments and Agreements with Respect to the Credit
Agreement.

            1. Consent to Reorganization. Notwithstanding anything to the contrary contained in the Credit Agreement, but subject to the terms of this Amendment, the Lenders hereby consent to the Reorganization and to the Parent Companies and their Subsidiaries taking the steps necessary to consummate the Reorganization, in accordance with the steps described in Exhibit A attached hereto, so long as the following conditions are satisfied:

            (i) after giving effect to the Reorganization Merger, the Corporation shall own all of the issued and outstanding Class A Shares of Starwood REIT, which shares shall represent 100% of the equity interests in Starwood REIT other than the equity interests represented by the Class B Shares and the Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares;

            (ii) (x) in no event shall any additional Class A Exchangeable Preferred Shares or Class B Exchangeable Preferred Shares be issued in connection with the Reorganization Merger, except as specifically contemplated by clause (ii) of Section 9.14(c) of the Credit Agreement (as added pursuant to this Amendment), (y) in no event shall the issued and outstanding Class B Shares, at the time of the consummation of the Reorganization and immediately after giving effect thereto, represent more than 49% of the aggregate economic interests (as determined by the Corporation in good faith on a reasonable basis) represented by all outstanding equity interests in Starwood REIT (exclusive of the outstanding Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares) and (z) in any event the terms of all Class B Shares shall provide that same shall be, at the option of the Corporation at any time when one or more material Events of Default (pursuant to the Credit Agreement or certain other material Indebtedness) have continued in existence beyond certain cure periods to be determined, mandatorily exchanged for shares of common stock of the Corporation;

            (iii) in no event shall the Class A Shares constitute Margin Stock, and all said Class A Shares shall be immediately pledged (and delivered for pledge) by the Corporation pursuant to the Pledge and Security Agreement;

            (iv) all material consents and approvals of, and filings and registrations with, and all of the actions in respect of, all governmental agencies, authorities or instrumentalities, as well as all shareholders, holders of equity interests, creditors and parties to contracts with the Parent Companies and their Subsidiaries, required in order to make or consummate the Reorganization shall have been obtained, given, filed or taken and are or will, at the time of the consummation of the Reorganization Merger, be in full force and effect (without limiting the foregoing, all required shareholder consents of the


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      Parent Companies shall have been obtained, as well as any consents required of any holders of material outstanding Indebtedness of the Parent Companies and their Subsidiaries);

            (v) at the time of the consummation of the Reorganization (and after giving effect thereto) no Specified Default, and no Event of Default, shall be in existence and all representations, warranties and agreements contained in the Credit Documents shall be true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); provided that for purposes of this clause (v), the following modifications shall be deemed made to Section 7 of the Credit Agreement;

                (a) all references in said Section 7 to "Documents" shall be deemed to include any documents executed and delivered in connection with the Reorganization; and

                (b) all references in said Section 7 to the "Transaction" shall be deemed to include the Reorganization and each of the components thereof;

            (vi) all proxy materials and similar materials distributed to shareholders of Starwood REIT or the Corporation, generally, shall be distributed to the Lenders substantially concurrently with their distribution to said shareholders;

            (vii) all terms of the Reorganization, the Class B Shares and any other documentation entered into in connection with the Reorganization or the Class B Shares shall, in each case, be required to be reasonably satisfactory to the Lead Agents and, if there are any material differences (in the good faith determination of the Lead Agents) in any of the terms of the Reorganization, the Class B Shares and the other documentation entered into in connection therewith from that described in this Fifth Amendment, same shall be required to be satisfactory to the Required Lenders. Such satisfaction may be evidenced by (i) the written approval of the Required Lenders obtained after the documentation relating thereto has been distributed to them or (ii) if said terms and documentation are satisfactory to the Lead Agents and the Lenders are notified thereof, the Required Lenders shall be deemed satisfied therewith unless, within 10 days after the Lenders' receipt of such notice and the relevant documentation, the Required Lenders have objected in writing to any of the terms or documentation entered into in connection with the Reorganization or the Class B Shares;

            (viii) the Reorganization Merger shall be consummated not later than March 31, 1999; and

            (ix) the Lead Agents shall have received such opinions of counsel (with the counsel and form and substance of said opinions to be reasonably satisfactory to the Lead Agents) to the extent requested by them in connection with the foregoing.


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As used herein, the term "Reorganization Merger Date" shall mean the date upon which the merger of Newco with and into Starwood REIT is consummated as described in step 2 set forth in Exhibit A.

            2. Consent to Westin Stock Issue. Notwithstanding anything to the contrary contained in the Credit Agreement, but subject to the terms of this Amendment, the Lenders hereby consent to the Westin Stock Issue, so long as the conditions described below are satisfied:

            (i) none of W&S Seattle Corp., W&S Lauderdale Corp. or W&S Denver Corp. shall issue more than 500 preferred shares pursuant to the Westin Stock Issue;

            (ii) unless the Required Lenders otherwise agree, the preferred stock issued pursuant to the Westin Stock Issue shall (x) have a liquidation preference not to exceed $500 per share, (y) have dividends which accrue thereon at a rate per annum not to exceed 8.25% and (z) otherwise constitute Perpetual Preferred Stock (as defined in the Credit Agreement), except for the fact that the issuer thereof shall be the respective entity identified in preceding clause (i); and

            (iii) at the time of each issuance of preferred stock pursuant to the Westin Stock Issue, no Specified Default, and no Event of Default, shall be in existence.

            3. Definition of Parent Companies. (a) Effective as of the Reorganization Merger Date, and except as otherwise expressly provided in following clause (b), all references in the Credit Agreement to the term "Parent Companies" or "Parent Company" shall be deemed to refer only to the Corporation and any references in the Credit Agreement before or after the term "Parent Companies" to items such as "their Subsidiaries", etc., shall be changed appropriately, mutatis mutandis. Without limiting the foregoing, (i) references in the Credit Agreement to "either or both Parent Companies", "such Parent Company", "either Parent Company", "Each Parent Company", "each Parent Company", "each Parent Company (or both Parent Companies)" and "the respective Parent Company" shall in each case be deemed to refer to the Corporation, (ii) references in the Credit Agreement to "Parent Company's" or "Parent Companies'" shall be deemed to refer to the Corporation's, (iii) any reference in the Credit Agreement such as "neither Parent Company has been" shall be appropriately changed to "the Corporation has not been" and (iv) references after the term "Parent Company" to "their Subsidiaries", "their Subsidiaries and Affiliates" and other similar references shall be deemed to refer to "its Subsidiaries", "its Subsidiaries and Affiliates" or other appropriate reference, as the case may be.

            (b) Notwithstanding anything to the contrary contained in preceding clause (a), the following references to the term "Parent Companies" or "Parent Company" shall not be changed as otherwise required by preceding clause (a):

            (i) references to the "Parent Companies" or "Parent Company" in
      Section 5 of the Credit Agreement shall not be modified;


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            (ii)   references to the Parent Companies in Section 7.03(a) shall not be modified;

            (iii) the reference to the "Parent Companies" in Section 7.14 shall not be modified;

            (iv) the reference to "Parent Companies" in Section 9.03(a)(v) shall not be modified;

            (v) references to "Parent Companies" in Section 9.07, in each case to the extent relating to periods prior to the Reorganization Merger Date, shall be deemed not to be changed for such prior periods;

            (vi) the reference to "Parent Companies" in the definitions of "Dividend" and "GAAP" appearing in Section 11 of the Credit Agreement shall not be changed;

            (vii) no modification shall be made to the definition of "Parent Companies" appearing in Section 11 of the Credit Agreement;

            (viii) lower case references to a "parent company" or "parent companies" shall not be modified (including, without limitation, those references thereto contained in Sections 13.04(b)(x)(i)(a) and 13.17); and

            (ix)   the term "Parent Company" and "Parent Companies" as used in
      Section 13.12 shall not be modified hereby.

            4. Section 4.02(d); Debt Proceeds. Section 4.02(d) of the Credit Agreement is hereby amended as follows:

            (a)    by adding at the end of the first parenthetical contained in
      Section 4.02(d), the following:

      ", Indebtedness permitted to be incurred pursuant to Section 9.04(viii), and Indebtedness in connection with any CMBS Transaction permitted to be incurred pursuant to Section 9.04(xiv), except that (x) Indebtedness evidenced by Permanent Senior Notes issued pursuant to Section 9.04(viii)(B) (unless and to the extent such Permanent Senior Notes are issued as a result of an increase in availability as specifically contemplated by the last sentence of Section 9.04) and Indebtedness incurred pursuant to any CMBS Transaction shall not be excepted pursuant to this parenthetical unless and until all Tranche I Term Loans have been repaid in full (with the aggregate amount of Net Proceeds from issuances of Permanent Senior Notes and CMBS Transactions incurred on or before February 23, 1999 which are actually used to repay principal of Tranche I Term Loans then outstanding in accordance with the provisions of this clause (d) being herein called the "Maximum Indebtedness Scheduled Asset Sale Credit Amount") and (y) thereafter, Indebtedness incurred pursuant to CMBS Transactions shall not be excepted pursuant to this parenthetical if, and to the extent, the Indebtedness incurred in connection with the respective CMBS Transaction is permitted pursuant to Section 9.04(viii) as a result of an


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      increase to the $1.0 billion amount contained therein pursuant to the provisions of the last sentence of Section 9.04";

            and (b) by adding at the end of the second parenthetical contained in Section 4.02(d) the following:

      "and other than Qualified Preferred Stock permitted to be issued pursuant to Section 9.14(c) (unless and to the extent such Qualified Preferred Stock is issued as a result of an increase in availability as specifically contemplated by the last sentence of Section 9.04) shall not be excepted pursuant to this parenthetical unless and until all Tranche I Term Loans have been repaid in full."

            5. Section 4.02(e); Proceeds from Asset Sales. Section 4.02(e) of the Credit Agreement is hereby amended by (x) inserting immediately after the phrase "Scheduled Asset Disposition" the first place it appears therein the phrase "(except that, if one or more Scheduled Asset Dispositions occurs on or before February 23, 1999 and after proceeds of Indebtedness issued pursuant to
Section 9.04(viii)(B) and/or 9.04(xiv) and/or proceeds of Qualified Preferred Stock issued pursuant to Section 9.04(c) have actually been used to repay principal of outstanding Tranche I Term Loans pursuant to the requirements of preceding Section 4.02(d) and/or the requirements of this clause (e), an aggregate amount of Net Proceeds from such Scheduled Asset Dispositions may be excluded from the requirements that same be applied pursuant to this Section 4.02(e) so long as the aggregate amount so excluded does not exceed the sum of the Maximum Indebtedness Scheduled Asset Sale Credit Amount and the Maximum QPS Scheduled Asset Sale Credit Amount)", (y) inserting immediately after the phrase "receives cash proceeds from any sale or issuance of its equity" the phrase "(excluding equity issued in accordance with the requirements of Section 9.14(c), except that Qualified Preferred Stock issued pursuant to Section 9.14(c) (unless and to the extent such Qualified Preferred Stock is issued as a result of an increase in availability as specifically contemplated by the last sentence of Section 9.04) shall not be excepted pursuant to this parenthetical unless and until all Tranche I Term Loans have been repaid in full (with the aggregate amount of Net Proceeds from issuances of Qualified Preferred Stock on or before February 23, 1999 which are actually used to repay principal of Tranche I Term Loans then outstanding accordance with the provisions of this clause (e) or preceding Section 4.02(d) being herein called the "Maximum QPS Scheduled Asset Sale Credit Amount"))" and (z) deleting the text thereof from and after the first proviso thereto and inserting in lieu thereof the following new text:

      "provided that, Net Proceeds received in respect of Asset Sales made pursuant to, and in accordance with the requirements of, clause (viii) of
      Section 9.02 and which otherwise would be required to be applied as mandatory repayments or commitment reductions hereunder shall not be required to be so applied and may be reinvested in assets used or to be used in Hotel and Gaming Businesses if the following conditions are satisfied:

      (1)   no Specified Default, and no Event of Default, then exists;

      (2) the Parent Companies deliver a certificate to the Paying Agent on or prior to such date stating that such Net Proceeds shall be used (or contractually committed to be


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            used) to purchase assets used or to be used in Hotel and Gaming
            Businesses within 360 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended);

      (3) the amount of Net Sale Proceeds which may be reinvested (including the amounts of any "deemed reinvestments" pursuant to following clause (4)) shall not exceed (a) $600,000,000 (or $750,000,000 if, at the time of the respective Asset Sale and after giving effect thereto, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's) for Net Sale Proceeds received during the period commencing on the Initial Borrowing Date and ending on December 31, 1998 and (b) $250,000,000 (or $500,000,000 if all Tranche I Term Loans have been repaid in full) for Net Sale Proceeds received during any Fiscal Year thereafter; and, if, at the time of the respective Asset Sale and after giving effect thereto, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's), then there shall be no further limitation on the amount of such permitted reinvestments; and

      (4) any Asset Sale structured in the form of a "like-kind exchange" in accordance with Section 1031 of the Code shall be treated as the sale of an Asset with the Net Sale Proceeds (deemed to be an amount equal to the fair market value of the Assets so exchanged) therefrom reinvested pursuant to clause (3) of this proviso;

      provided further, that if (x) all or any portion of such Net Sale Proceeds not so applied pursuant to the immediately preceding proviso as a mandatory repayment are not so used (or contractually committed to be used) within the 360 day period after the date of the respective Asset Sale (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness), such remaining portion shall be applied on the last day of such period as provided above in this Section 4.02(e) (without regard to the immediately preceding proviso) and (y) all or any portion of such Net Sale Proceeds are contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as provided in this
      Section 4.02(e) (without regard to the immediately preceding proviso)."

            6. Section 7.13; Mortgage Loans. The second sentence of Section 7.13(b) of the Credit Agreement is hereby amended by inserting, immediately after the last word thereof, the following:

      ", except for such waivers, modifications, alterations, satisfactions, cancellations or subordinations which could not reasonably be expected to result in a material adverse effect on the value of the affected Mortgage Loan."


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            7.  Section 7.15; Preferred Stock Subsidiaries. The first sentence of Section 7.15 of the Credit Agreement is hereby amended by inserting the phrase ", as of the Initial Borrowing Date," immediately after the phrase "complete and accurate list" appearing in the first sentence thereof.

            8. Section 7.28; Status as a REIT. Section 7.28 of the Credit Agreement is hereby amended by deleting the first sentence thereof and by inserting the following sentence in its place:

      "Starwood REIT is organized in conformity with the requirements for qualification as a real estate investment trust under the Code and, until the consummation of the Reorganization, is grandfathered from the application of Section 269B(a)(3) of the Code pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984."

            9. Section 7.31; Stock. Effective as of the Reorganization Merger Date, Section 7.31 of the Credit Agreement shall be deemed amended and restated in its entirety to read as follows:

      "The Corporation lists its outstanding shares of common stock (other than the UBS Shares, and except for similar issuances after the Initial Borrowing Date) on the New York Stock Exchange and such shares trade as "paired shares" with the Class B Shares of Starwood REIT subject to an amended pairing agreement between Starwood REIT and the Corporation."


            10. Section 8.01; Information Covenants. (a) Notwithstanding anything to the contrary contained in Section 8.01(a) or (b), as the case may be, of the Credit Agreement, to the extent financial statements are required to be delivered pursuant to said Sections 8.01(a) and/or (b) for any fiscal quarter or fiscal year which ends after the Reorganization Merger Date, each reference in said Sections 8.01(a) and (b) to (x) the separate consolidated and consolidating financial statements of each of (i) Starwood REIT and its Subsidiaries and (ii) the Corporation and its Subsidiaries and (y) the combined consolidated and consolidating financial statements of the Parent Companies, shall be deemed to refer to the consolidated and consolidating balance sheets of the Corporation and its Subsidiaries only.

            (b) Notwithstanding anything to the contrary contained in Section 8.01(d) of the Credit Agreement, any budgeted statements prepared in accordance with the requirements of Section 8.01(d), if prepared after the Reorganization Merger Date, shall be prepared by the Corporation on a consolidated basis, rather than on a combined basis.

            11. Section 8.11; REIT Requirements. Section 8.11 of the Credit Agreement is hereby amended by deleting the first sentence thereof and by inserting the following sentence in its place:

      "Starwood REIT shall operate its business at all times so as to satisfy all requirements necessary to qualify as a real estate investment trust under Sections 856 through 860 of the Code and, until the consummation of the Reorganization, shall at all times maintain


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      its status as grandfathered from the application of Section 269B(a)(3) of the Code pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984."

            12. Section 8.16; Margin Regulations. Section 8.16 of the Credit Agreement is hereby amended by adding the following new sentence immediately after the first sentence thereof:

      "Furthermore, the Borrowers shall take all actions so that at all times all Capital Stock of Starwood REIT owned by the Corporation or any of its Subsidiaries (including, without limitation, the Class A Shares to be issued pursuant to the Reorganization) do not constitute Margin Stock."

             13. Section 8.19; REIT and Corporation Stock. Effective as of the Reorganization Merger Date, Section 8.19 of the Credit Agreement shall be deemed amended and restated in its entirety to read as follows:

      "The Corporation shall maintain in good standing its listing of, or listing authorization for, all of its outstanding shares of Capital Stock on the New York Stock Exchange (other than the UBS Shares, and except for similar issuances after the Initial Borrowing Date) and such shares shall trade as "paired shares" with the Class B Shares of Starwood REIT subject to an amended pairing agreement between Starwood REIT and the Corporation."

             14. Section 9.01; Liens. (a) Section 9.01(iii) of the Credit Agreement is amended by deleting the words "without giving effect to any renewals, replacements and extensions of such Liens" appearing therein and by inserting in lieu thereof the phrase "and giving effect to any renewals, replacements and extensions of such Liens, in each case so long as the obligations secured thereby are not increased as a result thereof and so long as such renewals, replacements and extensions do not result in Liens applying to any Assets which are not already subject to the Liens securing the respective obligations being renewed, replaced or extended."

             (b) Section 9.01 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (xiv) thereof,
(ii) deleting the period at the end of clause (xv) thereof and inserting in lieu thereof a semi-colon and (iii) adding new clauses (xvi) and (xvii) at the end of
Section 9.01 as follows:

      "(xvi) Liens on Assets of any Borrower or any Subsidiary of any Borrower (other than Assets constituting Collateral) securing CMBS Transactions permitted under Section 9.04(xiv); and

       (xvii) Liens on cash or Cash Equivalents (with the amount of cash and Cash Equivalents at any time subject to Liens pursuant to this clause
       (xvii) not to exceed the lesser of (x) $135,000,000 and (y) remainder of $1,135,000,000 less the amount of all payments theretofore made pursuant to Section 9.03(a)(iv) in connection with the Existing Forward Equity Transaction entered into with the holder of and in connection with the UBS Shares)."


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             15. Section 9.02; Consolidation, Merger, Etc. (a) Notwithstanding
anything to the contrary contained in the Credit Agreement, the Lenders hereby waive the restrictions contained in Section 9.02 with respect to the Reorganization, so long as same is consummated in accordance with the requirements of Section 1 of Part I of the Fifth Amendment.

             (b) Section 9.02(viii) of the Credit Agreement is amended by (1) deleting the words "as provided in" appearing in clause (z) immediately before the words "Section 4.02(e)" and replacing the same with "if and to the extent required by the provisions of", (2) placing a period after the first appearance of the reference to "Section 4.02(e)" and (3) deleting the entire subsection from and after such period and replacing the same with the following sentence:

      "Notwithstanding anything to the contrary contained in clause (y) of the immediately preceding sentence, any Asset Sale permitted pursuant to this clause (viii) may be structured in the form of a "like-kind exchange" in accordance with Section 1031 of the Code, in each case so long as the fair market value of the Assets so exchanged would not, when added to the amount of Net Sale Proceeds in respect of Asset Sales received during the respective Fiscal Year which are to be reinvested pursuant to clause (3) of the first proviso to Section 4.02(e), exceed the respective amounts for such Fiscal Year specified in said clause (3) of the first proviso to
      Section 4.02(e) hereof."

             16. Section 9.03; Restricted Payments. (a) Section 9.03(a)(ii) of the Credit Agreement is hereby amended by (x) inserting, immediately after the phrase "qualifies as a "real estate investment trust" under the Code," appearing therein the phrase "(A) until the occurrence of the Reorganization Merger Date," and (y) inserting the following new text immediately at the end thereof:

      "and (B) at all times from and after the Reorganization Merger Date, (a) Starwood REIT may pay regularly accruing dividends on any Qualified Preferred Stock issued by it in accordance with the provisions of Section 9.14(c) so long as such Qualified Preferred Stock bears dividends consistent with then prevailing market conditions (as determined in good faith by Starwood REIT) at the time of the issuance of the respective Qualified Preferred Stock), (b) Starwood REIT may pay Dividends to the Corporation or any Wholly-Owned Subsidiary thereof and (c) during any period of twelve consecutive calendar months ending after the Reorganization Merger Date (but excluding that portion of any such twelve month period which occurs prior to the Reorganization Merger Date), Starwood REIT may pay cash dividends to its shareholders (excluding (x) the Corporation and any Wholly-Owned Subsidiary thereof and (y) dividends paid by Starwood REIT on any Qualified Preferred Stock) for such period in an aggregate amount not to exceed the lesser of (A) $150,000,000 (with the dollar amount otherwise provided in this clause (A) to be increased, but only for periods ended after the date of the respective increase, on each anniversary of the Reorganization Merger Date by an amount equal to 20% of the dollar amount as permitted pursuant to this clause (A) as same was in effect immediately before such increase and (B) 15% of Adjusted Funds From Operations for such period."


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             (b) Subsection 9.03(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "(iv) so long as (x) no Specified Default, and no Event of Default, then exists or would result therefrom and (y) Starwood REIT qualifies as a "real estate investment trust" under the Code, Starwood REIT and/or the Corporation shall be permitted to repurchase shares of their own common stock and may make payments (excluding the delivery of cash or Cash Equivalents pursuant to Section 9.01(xvii) unless and until such cash or Cash Equivalents are actually used to satisfy obligations pursuant to the respective Existing Forward Equity Transaction) in respect of one or more Forward Equity Transactions, in an aggregate amount for all purchases and payments pursuant to this clause (iv) not to exceed $1,135,000,000 (reduced by the amount of cash and Cash Equivalents from time to time subject to Liens securing any Forward Equity Transaction)."

            (c) Effective as of the Reorganization Merger Date, clause (vi) of
Section 9.03(a) shall be deleted, with any amounts theretofore used to repurchase UBS Shares as provided in said Section 9.03(a)(vi) prior to the Reorganization Merger Date to thereafter be deemed to have been expended pursuant to clause (iv) of Section 9.03(a).

             17. Section 9.04; Indebtedness. (a) Section 9.04(viii) is hereby amended and restated in its entirety to read as follows:

      "(viii) (A) the Corporation shall be permitted to issue Senior Secured Bridge Notes on the Initial Borrowing Date as required by Section 5.06(a) (with the Senior Secured Bridge Note Documents to be in the form provided pursuant to Section 5.06(b) on or prior to the Initial Borrowing Date) and shall be permitted from time to time to issue (but not to any Borrower or Affiliate thereof) Permanent Senior Notes for cash; provided that (w) all of the terms and conditions of the Permanent Senior Notes (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, guaranties, sinking fund provisions and other terms) shall be reasonably satisfactory to the Lead Agents, (x) at the option of the Corporation, Permanent Senior Notes may be issued as Permanent Senior Secured Notes and, in such event, may be secured to the extent provided in the Pledge and Security Agreement, (y) all Net Proceeds (determined without giving effect to the proviso to the definition of Net Proceeds contained herein) from any issuance of Permanent Senior Notes under this clause (viii)(A) or clause (viii)(B) below shall be applied first to repay the outstanding Senior Secured Bridge Notes until all such Senior Secured Bridge Notes are repaid in full (except to the extent such Net Proceeds are otherwise required to be applied to the Tranche I Term Loans pursuant to Section 4.02 (d)), and any remaining Net Proceeds shall be used for general corporate purposes of the Corporation otherwise permitted under the terms of this Agreement, and (z) in no event shall the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (viii)(A) exceed $2.5 billion; and

      (B) in addition to the Indebtedness permitted to be incurred under clause
      (viii)(A) above, the Corporation shall be permitted to issue (but not to any Borrower or Affiliate thereof) additional Senior Secured Bridge Notes from time to time and at any time (with amendments to the Senior Secured Bridge Note Documents to effect any such increase to be in form and substance reasonably satisfactory to the Lead Agents) and shall be permitted from time to time to issue (but not to any Borrower or Affiliate thereof) Permanent Senior Notes (in addition to those issued pursuant to clause (viii)(A) above) for cash; provided that
      (w) no Specified Default, and no Event of Default, shall exist at the time of any issuance of Indebtedness pursuant to this clause (viii)(B) or immediately after giving effect thereto, (x) all of the terms and conditions of the additional Permanent Senior Notes (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, guaranties, sinking fund provisions and other terms) shall be reasonably satisfactory to the Lead Agents, (y) at the option of the Corporation, such additional Permanent Senior Notes may be issued as Permanent Senior Secured Notes and, in such event, may be secured to the extent provided in the Pledge and Security Agreement, and (z) in no event shall the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (viii)(B), together with the aggregate principal amount of all Indebtedness outstanding pursuant to Section 9.04(xiv) and the aggregate liquidation preference of all Qualified Preferred Stock then outstanding pursuant to Section 9.14(c), exceed $1.0 billion."

            (b) Section 9.04 is hereby further amended by (x) deleting the word "and" appearing at the end of clause (xii) thereof, (y) changing the period at the end of clause (xii) thereof to "; and" and (z) inserting, immediately after clause (xiii) of Section 9.04, the following new clause (xiv):

      "(xiv) in addition to all other permitted Indebtedness described in clauses (i) through (xiii) of this Section 9.04, either Starwood REIT, the Corporation or any of their respective Subsidiaries or Affiliates shall be permitted to enter into one or more collateralized mortgage backed securities transactions (each a "CMBS Transaction"); provided that (x) no Specified Default, and no Event of Default, shall exist at the time of the consummation of any CMBS Transaction or immediately after giving effect thereto, (y) all of the terms and conditions of each CMBS Transaction (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, guaranties, sinking fund provisions, security and other terms) shall be reasonably satisfactory to the Lead Agents and (z) in no event shall the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (xiv), together with the aggregate principal amount of all Indebtedness then outstanding pursuant to Section 9.04(viii)(B) and the aggregate liquidation preference of all Qualified Preferred Stock then outstanding pursuant to Section 9.14(c), exceed $1.0 billion."

            (c) Section 9.04 is hereby further modified and amended by adding the following new sentence at the end thereof:

      "Notwithstanding the provisions of Section 9.04(viii)(B) and Section 9.04(xiv) above, if and to the extent that the aggregate amount of New Commitments actually obtained pursuant to the Fourth Amendment after the effective date thereof are less than $500,000,000 and either the Corporation or Starwood REIT have no further right under the Fourth Amendment to obtain New Commitments or the Corporation and Starwood

      REIT shall have irrevocably waived in writing (delivered to the Lead Agents, and in form and substance reasonably satisfactory to the Lead Agents) such right to obtain New Commitments, the amount "$1.0 billion" appearing in Section 9.04(viii)(B), Section 9.04(xiv) and 9.14(c) shall, in each instance in which the same appears, be increased by an amount equal to the difference between $500,000,000 and the aggregate amount of New Commitments actually obtained pursuant to the Fourth Amendment after the effective date thereof, if any (it being understood and agreed that, at the time of any incurrence of Indebtedness or issuance of Qualified Preferred Stock pursuant to any of Sections 9.04(viii)(B), Section 9.04(xiv) and/or 9.14(c), if there is basket availability under the relevant such Section in the absence of the provisions of this sentence, and if there is also availability pursuant to this sentence, the Borrower shall, at its option, determine whether or not the respective incurrence of Indebtedness or issuance of Qualified Preferred Stock has been made as a result of an increase to the respective such basket pursuant to this sentence, including for purposes of Sections 4.02(d) and 4.02(e))."

            18. Section 9.06; Transactions with Affiliates. Section 9.06 of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (v) thereof, (y) deleting the period appearing at the end of clause (vi) thereof and inserting "; and" in lieu thereof and (z) inserting the following new clause (vii) immediately after clause (vi) thereof:

      "(vii) in connection with the Reorganization, and in accordance with the requirements of Section 1 of Part I of the Fifth Amendment, the lessees' interests under the Operating Leases (in each case so long as the lessee is a Subsidiary of the Corporation) may be transferred from the current lessees to the Corporation."

            19. Section 9.07; Capital Expenditures. Section 9.07(c) of the Credit Agreement is hereby amended by (i) deleting the remainder of the Section beginning with clause (y) thereof and replacing such portion of said Section with the following:

      "(y) for Fiscal Year 1999, $900,000,000 and for any Fiscal Year thereafter, $400,000,000; provided that, to the extent that the amount of Capital Expenditures made by the Parent Companies and their Subsidiaries pursuant to preceding clause (x) during the period specified therein is greater than $700,000,000, then the amount of such excess, but not to exceed $200,000,000, shall be permitted, but the amount of such excess shall reduce the amount available for Capital Expenditures for Fiscal Year 1999 as set forth above."

      and (ii) inserting the following new clause (f) immediately at the end thereof:

      "(f) Notwithstanding anything to the contrary contained above in this
      Section 9.07, the maximum amount of Capital Expenditures (which in any event must justified pursuant to the preceding provisions of this Section 9.07) in any Fiscal Year in respect of new construction (for this purpose, including as new construction any Hotels which are, or have been, entirely closed for renovation) shall not exceed $350,000,000."

            20. Section 9.09; Maximum Combined Leverage Ratio. The periods and ratios set forth in Section 9.09 of the Credit Agreement are amended and restated in their entirety to read as follows:

                   Period                                             Ratio
                   ------                                             -----

From and including the Initial Borrowing                            6.50:1.00
Date to and including September 30, 1998

From and including October 1, 1998 to and                           5.75:1.00
including March 31, 1999

April 1, 1999 to and including September 30, 1999                   5.50:1.00


October 1, 1999 to and including March 31, 2000                     5.00:1.00


April 1, 2000 to and including September 30, 2000                   4.75:1.00


October 1, 2000 to and including March 31, 2001                     4.50:1.00


April 1, 2001 to and including September 30, 2001                   4.25:1.00


October 1, 2001 and thereafter                                      4.00:1.00

            21. Section 9.12; Limitations on Voluntary Payments and Modifications of Indebtedness; Modification of Certificate of Incorporation and Certain Other Agreements. Section 9.12 of the Credit Agreement is hereby amended by deleting, in the parenthetical appearing in clause (iii) thereof which immediately precedes the proviso thereto, the phrase "proceeds of Permanent Senior Notes" and inserting in lieu thereof the following:

            "proceeds (x) of Permanent Senior Notes issued pursuant to Section 9.04(viii)(A) and, in each case except to the extent the Net Proceeds thereof are required to be used to repay outstanding Tranche I Term Loans in accordance with the relevant requirements of Sections 4.02(d) and (e), with the proceeds of Permanent Senior Notes issued pursuant to Section 9.04(viii)(B), CMBS Transactions entered into in accordance with the requirements of Section 9.04(xiv) and Qualified Preferred Stock issued pursuant to Section 9.14(c) and
(y) Scheduled Asset Dispositions which are effected on or before February 23, 1999 and are not required to be applied pursuant to Section 4.02(d), but only to the extent the amount so applied to repay Senior Secured Bridge Notes does not exceed the sum of the Maximum Indebtedness Scheduled Asset Sale Credit Amount and the Maximum QPS Scheduled Asset Sale Credit Amount."

            Furthermore, and notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby waive the restrictions contained in
Section 9.12 to the extent same would prohibit (a) Starwood REIT and the Corporation from amending their "pairing agreement" and Starwood REIT, the Corporation, SLT RLP, SLC OLP and their respective Subsidiaries from amending their respective organizational documents in order to consummate the Reorganization, and (b) the Westin Stock Issue from occurring. Furthermore, the Lenders hereby acknowledge and agree that, notwithstanding the restrictions contained in Section 9.12, (x) the Senior Secured Bridge Notes Documents may be amended or modified to loosen certain covenants contained therein, in each case to adopt changes consistent with those contained through and including the Fifth Amendment to the Credit Agreement and (y) modifications to the Senior Secured Bridge Note Documents may be made to effect an increase in the outstanding principal amount thereof, in each case as specifically contemplated by Section 9.04(viii)(B).

            22. Section 9.13; Limitations on Certain Restrictions on Subsidiaries. Section 9.13 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (xi) thereof and by adding the following new text immediately at the end thereof:

      ", (xii) the Class A Exchangeable Preferred Shares and the Class B Exchangeable Preferred Shares of Starwood REIT outstanding prior to the Initial Borrowing Date may remain outstanding, and any additional shares of preferred stock issued as contemplated by Section 9.14(c) may be issued and remain outstanding, and any classes of preferred stock so issued or outstanding may contain provisions requiring that accrued dividends thereon be paid before distributions are made in respect of common shares and (xiii) the Class B Shares of Starwood REIT may be issued in connection with the Reorganization and may contain provisions requiring that dividends thereon be paid on a pari passu basis with dividends to be paid on the Class A Shares of Starwood REIT."

            23. Section 9.14; Limitations on Issuance of Capital Stock. Section
9.14 of the Credit Agreement is hereby amended by adding the following new clause (c) immediately after clause (b) thereof:

      "(c) Notwithstanding anything to the contrary contained in preceding clauses (a) and (b), (i) Starwood REIT may issue Class B Shares (x) as merger consideration in connection with the Reorganization, in each case in accordance with the requirements of Section 1 of Part I of the Fifth Amendment, (y) after the Reorganization Merger Date, as "paired shares" with common shares of the Corporation issued after the Reorganization Merger Date and (z) to the extent permitted by the terms of theretofore outstanding Class B Shares, as payment-in-kind dividends on theretofore outstanding Class B Shares, in each case so long as any issuance of Class B Shares otherwise permitted by this Section 9.14(c) does not result in a Change of Control pursuant to the definition thereof contained herein,
      (ii) in connection with the Reorganization, Starwood REIT may issue up to 100 additional Class A Exchangeable Preferred Shares, (iii) the Westin Stock Issue may be consummated in accordance with the provisions of
      Section 2 of Part I of the Fifth Amendment, (iv) Starwood REIT and/or the Corporation shall be permitted to issue Qualified Preferred Stock pursuant to this Section 9.14(c) so long as (x) no Specified Default, and no Event of Default, exists at the time of, or immediately after giving effect to, any issuance of Qualified Preferred Stock pursuant to this Section 9.14(c) and (y) the aggregate liquidation preference thereof at no time outstanding exceeds, when added to the aggregate principal amount of Indebtedness then outstanding pursuant to Sections 9.04(viii)(B) and 9.04(xiv), $1.0 billion (subject to increase as provided in the last sentence of Section 9.04) and (v) to the extent that the Corporation issues any common shares after the Reorganization Merger Date, such common shares shall be issued as "paired shares" with Class B Shares of Starwood REIT after the Reorganization Merger Date."

            24. Section 9.23; Unencumbered EBITDA Ratio. Section 9 of the Credit Agreement is hereby further amended by adding the following new Section 9.23 immediately at the end thereof:

      "9.23 Unencumbered EBITDA Ratio. The Borrowers will not permit the ratio of Combined EBITDA to Encumbered EBITDA for any test period ending after the Fifth Amendment Effective Date to be less then 4.00:1.00."

            25. Section 10.11; REIT Status. Effective as of the Reorganization Merger Date, Section 10.11 of the Credit Agreement is amended by deleting all language after the words "of the Code" appearing in the second line thereof.

            26. Section 11; Definitions. The following definitions in Section 11 of the Credit Agreement are amended as set forth below:

            (a) Applicable Asset Sale Percentage. The definition of "Applicable Asset Sale Percentage" shall be amended by amending and restating the second proviso to read as follows:

            "provided further, that if at any time after all Tranche I Term Loans have been repaid in full and (A) either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's, and (B) no Specified Default, and no Event of Default, then exists, then the Applicable Asset Sale Percentage shall be reduced to zero for so long as the conditions specified in preceding clauses (A) and (B) continue to be satisfied."

            (b) Applicable Debt Percentage. The definition of "Applicable Debt Percentage" shall be modified and amended by deleting the ratio "4.0:1.0" appearing therein and replacing the same with "4.5:1.0."

            (c) Asset Sale. The definition of "Asset Sale" is amended by deleting the amount "$500,000" in the last line thereof and by inserting the amount "$5,000,000" in lieu thereof.

            (d) Change of Control. The definition of "Change of Control" is hereby amended by (x) deleting the word "or" appearing immediately before clause (iv) thereof and by inserting a comma in lieu thereof and (y) inserting the following new text immediately after the last word thereof:

            "or (v) after the Reorganization Merger Date, at any time either (x) Starwood REIT shall not for any reason be a Subsidiary of the Corporation or (y) the Corporation shall at any time cease to directly own 100% of the Capital Stock of Starwood REIT (other than the Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares outstanding on the Initial Borrowing Date and any other shares of Starwood REIT issued thereafter pursuant to the express provisions of Section 9.14(c), in each case so long as the issued and outstanding

            Class B Shares of Starwood REIT held by persons other than the Corporation or Wholly-Owned Subsidiaries thereof at no time represent more than 49% of the aggregate economic interests (as determined by the Corporation in good faith on a reasonable basis) represented by all outstanding equity interests in Starwood REIT (exclusive of the outstanding Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares)).

            (e) Combined Adjusted Charges. The definition of "Combined Adjusted Charges" is hereby amended by (i) inserting, immediately before clause (x) thereof, the following new clause (w):

            "(w) the aggregate amount of cash taxes paid by the Parent Companies and their Subsidiaries (on a combined consolidated basis) during such period,"

      (ii) in clause (y) thereof, inserting the phrase "(other than to the Corporation or any Wholly-Owned Subsidiary thereof)" immediately after the phrase "paid by Starwood REIT" appearing therein and (iii) for all periods from and after the Reorganization Merger Date, changing the phrase "combined total revenues" appearing therein to "consolidated total revenues."

            (f) Combined Adjusted Charges; Combined Current Assets; Combined Current Liabilities; Combined Indebtedness; Combined Interest Expense; Combined Net Income; Combined Shareholders' Equity; Excess Cash Flow. Each of the definitions of "Combined Adjusted Charges", "Combined Current Assets", "Combined Current Liabilities", "Combined Indebtedness", "Combined Interest Expense", "Combined Net Income", "Combined Shareholders' Equity" and "Excess Cash Flow" appearing in Section 11 of the Credit Agreement are hereby amended, but only for all periods occurring after the Reorganization Merger Date, by changing the term "combined consolidated" in each place it appears therein to "consolidated."

            (g) Combined EBITDA. Effective from and after the first Test Date occurring after the Fifth Amendment Effective Date, the definition of "Combined EBITDA" is hereby amended by deleting the amount "$1.651 billion" appearing therein and by inserting in lieu thereof the amount "$1.608 billion."

            (h) Combined Indebtedness. The definition of "Combined Indebtedness" is hereby amended by adding the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained above, to the extent not already reflected therein, the maximum amount of Indebtedness at any time outstanding as described in the last sentence of the definition of Indebtedness contained herein shall be added to, and form part of, Combined Indebtedness (regardless of any contrary treatment under GAAP)."

            (i) Combined Net Income. The definition of "Combined Net Income" is hereby amended by adding the following new sentence at the end thereof:

            "Notwithstanding anything to the contrary in clause (ii) of the immediately preceding sentence, for periods from and after the Reorganization Merger Date, and so long as no Change of Control pursuant to clause (v) of the definition thereof contained herein has occurred, Starwood REIT shall be treated as a Wholly-Owned Subsidiary of the Corporation for purposes of clause (ii) of the immediate preceding sentence.

            (j) Combined Shareholders' Equity. The definition of "Combined Shareholders' Equity" is hereby amended by adding the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained above, if Combined Shareholders' Equity is being determined at any time after the Initial Borrowing Date, then to the extent said Combined Shareholders' Equity (as determined in accordance with GAAP and before giving effect to this sentence) has been reduced by (x) cash amounts used by Starwood REIT and/or the Corporation after the Fifth Amendment Effective Date to repurchase shares of their own common stock pursuant to Section 9.03(a)(iv) of the Credit Agreement, the aggregate amount of such reductions (but in no event to exceed $1.0 billion) shall be added back to Combined Shareholders' Equity for purposes of this Agreement and/or (y) any "restructuring charges" in respect of deferred tax liabilities actually incurred by the Parent Companies after the Initial Borrowing Date in connection with the Restructuring, such amounts (not to exceed $800,000,000 in the aggregate) shall be added back to Combined Shareholders' Equity for purposes of this Agreement.

            (k) Credit Party Subsidiary. For all periods occurring after the Reorganization Merger Date, the definition of "Credit Party Subsidiary" contained in Section 11 of the Credit Agreement is hereby amended by deleting the phrase ", or which would be a Subsidiary of the Parent Companies if same were a single entity" appearing therein.

            (l) Dividend. The definition of "Dividend" is hereby amended by (x) inserting "(i)" immediately after the words "shall also include" appearing in the last sentence thereof, (y) inserting the phrase "or in common stock of the Corporation" immediately after the phrase "the Parent Companies" appearing in the last sentence thereof and (z) inserting the following phrase at the end of the last sentence thereof:

            "and (ii) all payments (other than payments made in "paired shares" of the Parent Companies or common stock of the Corporation) made at any time in respect of any Forward Equity Transactions."

            (m) Excess Cash Flow. The definition of "Excess Cash Flow" is hereby amended and restated in its entirety as follows:

            "Excess Cash Flow" shall mean, for any period, the remainder of (i) Combined EBITDA for such period less (ii) the sum of (a) the amount of Capital Expenditures (but excluding Capital Expenditures (x) financed with proceeds of Indebtedness or equity or reinvestments of Asset Sale proceeds or (y) made pursuant to Section 9.07(d) or (e)) made by the Parent Companies and their Subsidiaries on a combined consolidated basis during such period in accordance with Section 9.07, (b) the amount of cash Dividends paid by Starwood REIT pursuant to Section 9.03(a)(ii) (but not to the Corporation or any of its Subsidiaries) during such period, (c) cash payments of taxes actually made by the Parent Companies and their Subsidiaries on a combined consolidated basis during such period and (d) that portion of Combined Interest Expense for such period which is actually paid in cash."

            (n) GAAP. The definition of "GAAP" is hereby amended by adding the following phrase immediately at the end thereof: ", it being understood that, from and after the Reorganization Merger Date, principles consistent with the foregoing shall be used in preparing consolidated financial statements (rather than combined consolidated financial statements) of the Corporation and its Subsidiaries."

            (o) Indebtedness. The definition of "Indebtedness" is hereby amended by adding the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained above, all Forward Equity Transactions shall be deemed to constitute Indebtedness for purposes of this Agreement, with the amount of such Indebtedness at any time outstanding to be equal to the maximum amount of cash and/or fair market value of property which would be required to be delivered by the Parent Companies and their Subsidiaries at such time to satisfy in full their obligations under the respective Forward Equity Transactions; provided that the Existing Forward Equity Transactions shall not constitute Indebtedness as a result of the provisions of this sentence unless
            (x) the obligations of the Parent Companies and their Subsidiaries are increased after the Fifth Amendment Effective Date or (y) such agreements are extended beyond, or in effect after, June 30, 1999."

            (p) Net Sale Proceeds. The definition of "Net Sale Proceeds" is hereby amended by inserting the phrase "(other than the Corporation and its Subsidiaries)" immediately after the phrase "Dividends to its shareholders" appearing in clause (c) thereof.

            (q) Non-Recourse Indebtedness. The last sentence of the definition of "Non-Recourse Indebtedness" is amended and restated in its entirety to read as follows:

             "For purposes of Section 9.04(iv), the Corporation and its Subsidiaries may not incur in excess of $150,000,000, in the aggregate, of Non-Recourse Indebtedness with Final Stated Maturities occurring on or prior to the Final Maturity Date."

            (r) Operating Lease. The definition of "Operating Lease" is modified by inserting the following language in the second line after the term "Starwood REIT":

             "or an owner of a Hotel unrelated to the Parent Companies,."

            (s) Permitted Refinancing Indebtedness. The definition of "Permitted Refinancing Indebtedness" is modified by inserting the following language after the word "Subsidiary" in the seventh line thereof:

            "or Indebtedness constituting New Debt (as defined in the Fourth Amendment) (or previous refinancings thereof constituting Permitted Refinancing Indebtedness)."

            (t) Qualified Preferred Stock. The definition of "Qualified Preferred Stock" is amended by adding the following new sentence immediately at the end thereof:

            "Notwithstanding anything to the contrary contained above, up to $500,000,000 aggregate liquidation preference of preferred stock (x) issued by Starwood REIT and/or (y) which has a mandatory put, redemption, repayment, sinking fund or other similar provision occurring before February 23, 2005, but not before August 23, 2003, may be issued so long as same meets all of the criteria set forth in the immediately preceding sentence for Qualified Preferred Stock except as otherwise expressly permitted pursuant to this sentence."

            (u) Subsidiary. The definition of "Subsidiary" appearing in Section 11 of the Credit Agreement shall be modified, for all periods after the Reorganization Merger Date, by deleting the second sentence thereof in its entirety.

            27. Additional Definitions. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order therein:

      "Class A Shares" shall mean the Class A Shares of Starwood REIT resulting from the Reorganization.

      "Class B Shares" shall mean the Class B Shares of Starwood REIT to be issued in connection with the Reorganization in accordance with the relevant requirements of the Fifth Amendment, which shares shall in any event and in all cases provide that same shall, at the option of the Corporation at any time when one or more material Events of Default (pursuant to the Credit Agreement or certain other material Indebtedness) have continued in existence beyond certain cure periods to be determined, be mandatorily exchangeable for common stock of the Corporation.

      "CMBS Transaction" shall have the meaning provided in Section 9.04(xiv).

      "Encumbered EBITDA" for any period, shall mean all amounts included in Combined EBITDA for such period to the extent such amounts were generated from Assets (including without limitation Hotels, or any Hotel and Gaming Business) which is subject to any Lien securing Indebtedness which is then outstanding (exclusive of Indebtedness secured only pursuant to the Pledge and Security Agreement).

      "Existing Forward Equity Transactions" shall mean the Forward Equity Transactions described in the last sentence of the definition thereof contained herein.

      "Fifth Amendment Effective Date" shall mean the date upon which the Fifth Amendment becomes effective in accordance with its terms.

      "Fifth Amendment" shall mean the Fifth Amendment to this Agreement dated as of August 26, 1998.

      "Forward Equity Transactions" shall mean any arrangement or agreement by either Parent Company or any of their Subsidiaries involving any forward equity sale, including, without limitation, any agreement pursuant to which funds are advanced to either Parent Company or any Subsidiary thereof and pursuant to which any Parent Company or any Subsidiary thereof is contractually obligated (or permitted) to, at a future date or dates, issue Capital Stock to satisfy its obligations under such agreement (whether or not said obligation may be satisfied through the delivery of cash in lieu of such Capital Stock). It is understood and agreed that the agreements in place on the Fifth Amendment Effective Date with (x) Union Bank of Switzerland, London Branch, in respect of the placement of the UBS Shares on October 15, 1997 and such additional shares as may be required from time to time, and (y) Merrill Lynch International, Lehman Brothers Inc. and NMS Services, Inc. (and affiliates thereof) for the issuance of an aggregate of 4,641,000 Paired Shares on February 24, 1998 and such additional shares as may be required from time to time, in each case constitute Forward Equity Transactions.

      "Maximum Indebtedness Scheduled Asset Sale Credit Amount" shall have the meaning provided in Section 4.02(d).

      "Maximum QPS Scheduled Asset Sale Credit Amount" shall have the meaning provided in Section 4.02(e).

      "Reorganization Merger Date" shall mean the date upon which the merger of Newco into Starwood REIT occurs pursuant to the Reorganization.

      "Reorganization" shall mean the proposed reorganization transaction described in the recitals to the Fifth Amendment.

      "Westin Stock Issue" shall have the meaning provided in the recitals to the Fifth Amendment.

      II.   Confirmation and Agreement of Credit Parties.

            Each Credit Party, by its signature below, hereby confirms and agrees that (x) the identity of the Borrowers and their obligations pursuant to the Credit Agreement and the Credit Documents shall remain in full force and effect after giving effect to this Fifth Amendment (and such obligations shall be unaffected thereby, except to the extent specific provisions of the Credit Agreement are waived or amended in accordance with the terms of this Fifth Amendment), (y) the Guaranty shall remain in full force and effect and the Guaranty shall cover all obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Fifth Amendment (including, without limitation, after giving effect to the Reorganization) and (z) the Pledge and Security Agreement shall remain in full force and effect as security for all obligations under the Credit Agreement, as modified and amended by this Fifth Amendment (including, without limitation, after giving effect to the Reorganization) and the Guaranty.

      III.  Miscellaneous Provisions.

            A. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. As specified herein, certain of the modifications effected hereby shall only be effective upon the Reorganization Merger Date.

            B. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

            C. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            D. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office.

            E. The Borrowers hereby covenant and agree that, so long as the Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or (y) 5:00 p.m. (New York time) on August 26, 1998, a cash fee in an amount equal to 25 basis points (0.25%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Amendment Effective Date. All fees payable pursuant to this clause E shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the first Business Day following the later date specified in the immediately preceding sentence.

            F. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

            G. No Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment; and

            H. All of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).




                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                           STARWOOD HOTELS & RESORTS,
                               a Maryland real estate investment trust


                           By: /s/ BARRY S. STERNLICHT
                              -------------------------------------
                              Name: BARRY S. STERNLICHT
                              Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a
                           Maryland corporation


                           By: /s/ RONALD C. BROWN
                              ------------------------------------
                              Name: RONALD C. BROWN
                              Title: EXECUTIVE VICE PRESIDENT AND
                                     CHIEF FINANCIAL OFFICER

                           SLT REALTY LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                           By: Starwood Hotels & Resorts, a Maryland real
                               estate investment trust, its general partner


                           By: /s/ BARRY S. STERNLICHT
                              -------------------------------------
                              Name: BARRY S. STERNLICHT
                              Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           ITT CORPORATION,
                             a Nevada corporation


                           By: /s/ RONALD C. BROWN
                              ------------------------------------
                              Name: RONALD C. BROWN
                              Title: EXECUTIVE VICE PRESIDENT AND
                                     CHIEF FINANCIAL OFFICER

                           BW HOTEL REALTY LIMITED PARTNERSHIP,
                             a Maryland limited partnership


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust its general partner


                           By:  /s/ Barry S. Sternlicht
                                ----------------------------------------------
                                Name:  Barry S. Sternlicht
                                Title: Chairman and Chief Executive Officer

                           CHARLESTON HOTEL ASSOCIATES L.L.C., a New Jersey
                             limited liability company

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By:  /s/ Barry S. Sternlicht
                                -----------------------------------------------
                                Name:  Barry S. Sternlicht
                                Title: Chairman and Chief Executive Officer

                           CP HOTEL REALTY LIMITED PARTNERSHIP,
                             a Maryland limited partnership


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By:  /s/ Barry S. Sternlicht
                                ----------------------------------------------
                                Name:  Barry S. Sternlicht
                                Title: Chairman and Chief Executive Officer

                           CRYSTAL CITY HOTEL ASSOCIATES, L.L.C., a New
                              Jersey limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

                           By: /s/ BARRY S. STERNLICHT
                               --------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer




                           EDISON HOTEL ASSOCIATES LIMITED
                              PARTNERSHIP, a New Jersey limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By: /s/ BARRY S. STERNLICHT
                               --------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer

                           LONG BEACH HOTEL ASSOCIATES L.L.C.,
                              a New Jersey limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By: /s/ Barry S. Sternlicht
                              ______________________________________
                              Name: Barry S. Sternlicht
                              Title: Chairman and Chief Executive Officer

                           NOVI HOTEL ASSOCIATES, L.P.,
                              a Delaware limited partnership

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner


                           By:  /s/ Barry S. Sternlicht
                              ______________________________________
                              Name:   Barry S. Sternlicht
                              Title:  Chairman and Chief Executive Officer

                           PARK RIDGE HOTEL ASSOCIATES L.P.,
                              a Delaware limited partnership


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner

                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

                           By: /s/ Barry S. Sternlicht
                               ----------------------------------------------
                               Name:  Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer


                           PRUDENTIAL-HEI JOINT VENTURE,
                              a Georgia general partnership


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By:  /s/ Barry S. Sternlicht
                                ----------------------------------------------
                                Name:  Barry S. Sternlicht
                                Title: Chairman and Chief Executive Officer

                           SANTA ROSA HOTEL ASSOCIATES, L.L.C.,
                              a New Jersey limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By:  /s/ Barry S. Sternlicht
                                ----------------------------------------------
                                Name:  Barry S. Sternlicht
                                Title: Chairman and Chief Executive Officer

                           SLT ALLENTOWN LLC,
                              a Delaware limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investments trust, its general partner




                          By: /s/ Barry S. Sternlicht
                              --------------------------------------
                             Name: Barry S. Sternlicht
                             Title: Chairman and Chief Executive Officer

                           SLT ARLINGTON L.L.C.,
                              a Delaware limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                          By: /s/ Barry S. Sternlicht
                              --------------------------------------
                             Name: Barry S. Sternlicht
                             Title: Chairman and Chief Executive Officer

                           SLT ASPEN DEAN STREET, LLC, a Delaware limited
                              liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels and Resorts, a Maryland real estate investment trust, its managing general partner

                           By:  /s/ Barry S. Sternlicht
                              -------------------------------------------
                              Name:  Barry S. Sternlicht
                              Title: Chairman and Chief Executive Officer

                           SLT BLOOMINGTON, LLC,
                              a Delaware limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels and Resorts, a Maryland real estate investment trust, its managing general partner


                           By:  /s/ Barry S. Sternlicht
                              -------------------------------------------
                              Name:  Barry S. Sternlicht
                              Title: Chairman and Chief Executive Officer

                           SLT CENTRAL PARK SOUTH, LLC,
                              a Delaware limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its managing general partner




                           By:  /s/ Barry S. Sternlicht
                              -------------------------------------------
                              Name:  Barry S. Sternlicht
                              Title: Chairman and Chief Executive Officer

                           SLT DANIA L.L.C.,
                              a Delaware limited liability company


                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member


                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By: /s/ BARRY S. STERNLICHT
                               -------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer


                           SLT DC MASSACHUSETTS AVENUE, L.L.C., a Delaware
                              limited liability company

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its managing general partner


                           By: /s/ BARRY S. STERNLICHT
                               -------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer

                           SLT FINANCING PARTNERSHIP,
                              a Delaware general partnership

                           By: SLT Realty Limited Partnership, a Delaware partnership, its general partner

                           By: Starwood Hotels & Resorts, a Maryland real estate investment partnership, its general partner


                           By: /s/ BARRY S. STERNLICHT
                               -------------------------------------------
                               Name: Barry S. Sternlicht
                               Title: Chairman and Chief Executive Officer

                           SLT HOUSTON BRIAR OAKS, LP, a Delaware limited
                              partnership

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing general partner

                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its managing general partner


                           By: /s/ BARRY S. STERNLICHT
                               ----------------------
                              Name:  BARRY S.STERNLICHT
                              Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           SLT INDIANAPOLIS L.L.C.,
                              a Delaware limited liability company

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By: /s/ BARRY S. STERNLICHT
                               ----------------------
                              Name:  BARRY S. STERNLICHT
                              Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           SLT KANSAS CITY L.L.C.,
                              a Delaware limited liability company

                           By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                           By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                           By: /s/ BARRY S. STERNLICHT
                               ----------------------
                              Name:  BARRY S. STERNLICHT
                              Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     SLT LOS ANGELES L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer


                     SLT MINNEAPOLIS L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer


                     SLT PALM DESERT L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     SLT PHILADELPHIA L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By:  /s/ Barry S. Sternlicht
                        -------------------------------------------
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     SLT REALTY COMPANY, L.L.C., a Delaware limited
                        liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By:  /s/ Barry S. Sternlicht
                        -------------------------------------------
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     SLT SAN DIEGO L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By:  /s/ Barry S. Sternlicht
                        -------------------------------------------
                        Name:  Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     SLT SOUTHFIELD L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ BARRY S. STERNLICHT
                         -------------------------------------------
                         Name: Barry S. Sternlicht
                         Title: Chairman and Chief Executive Officer

                     SLT ST. LOUIS L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ BARRY S. STERNLICHT
                         -------------------------------------------
                         Name: Barry S. Sternlicht
                         Title: Chairman and Chief Executive Officer

                     SLT TUCSON L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ BARRY S. STERNLICHT
                         -------------------------------------------
                         Name: Barry S. Sternlicht
                         Title: Chairman and Chief Executive Officer

                     STARLEX L.L.C.,
                        a New York limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlicht
                       --------------------------------------
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     STARWOOD ATLANTA II L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlicht
                         --------------------------------------
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     STARWOOD ATLANTA L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner



                     By: /s/ Barry S. Sternlicht
                         --------------------------------------
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     STARWOOD MISSION HILLS, L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlight
                         -------------------------------------------
                         Name:  Barry S. Sternlight
                         Title: Chairman and Chief Executive

                     STARWOOD NEEDHAM L.L.C.,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlight
                         ----------------------------------------------
                         Name:  Barry S. Sternlight
                         Title: Chairman and Chief Executive Officer

                     STARWOOD WALTHAM LLC,
                        a Delaware limited liability company

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its managing member

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By: /s/ Barry S. Sternlight
                         ----------------------------------------------
                         Name:  Barry S. Sternlight
                         Title: Chairman and Chief Executive Officer

                     VIRGINIA HOTEL ASSOCIATES, L.P., a Delaware
                        limited partnership

                     By: SLT Realty Limited Partnership, a Delaware limited partnership, its general partner

                     By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner


                     By:______________________________________
                        Name:
                        Title:

                     W&S DENVER CORP.


                     By:______________________________________
                        Name:
                        Title:

                     W&S SEATTLE CORP.,
                        a Delaware corporation


                     By:______________________________________
                        Name:
                        Title:

                     W&S REALTY CORPORATION OF DELAWARE,
                        a Delaware corporation


                     By:______________________________________
                        Name:
                        Title:

                     BENJAMIN FRANKLIN HOTEL, INC.,
                        a Washington corporation


                     By:______________________________________
                        Name:
                        Title:

                     WESTIN SEATTLE HOTEL COMPANY,
                        a Washington general partnership

                     By: W&S Realty Corporation of Delaware, a Delaware corporation, its general partnership


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     By:  Benjamin Franklin Hotel, Inc., a Washington
                          corporation


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer


                     W&S LAUDERDALE CORP.,
                        a Delaware corporation


                     By: /s/ Barry S. Sternlicht
                        ______________________________________
                        Name: Barry S. Sternlicht
                        Title: Chairman and Chief Executive Officer

                     LAUDERDALE HOTEL COMPANY,
                         a Delaware corporation


                      By: /s/ Barry S. Sternlicht
                         ______________________________________
                         Name: Barry S. Sternlicht
                         Title: Chairman and Chief Executive Officer

                      WESTIN BAY HOTEL COMPANY,
                         a Delaware corporation


                      By: /s/ Barry S. Sternlicht
                         ______________________________________
                         Name: Barry S. Sternlicht
                         Title: Chairman and Chief Executive Officer

                      CINCINNATI PLAZA COMPANY,
                         a Delaware corporation


                      By: /s/ BARRY S. STERNLICHT
                         ______________________________________
                         Name:  BARRY S. STERNLICHT
                         Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                      SOUTH COAST WESTIN HOTEL COMPANY,
                         a Delaware corporation


                      By: /s/ BARRY S. STERNLICHT
                         ______________________________________
                         Name:  BARRY S. STERNLICHT
                         Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                      TOWNHOUSE MANAGEMENT, INC.,
                         a Delaware corporation


                      By: /s/ BARRY S. STERNLICHT
                         ______________________________________
                         Name:  BARRY S. STERNLICHT
                         Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                      HEI HOTELS, L.L.C.

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      MIDLAND BUILDING CORPORATION,
                         an Illinois corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      MIDLAND HOLDING CORPORATION, an Illinois
                         corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      MIDLAND HOTEL CORPORATION,
                         an Illinois corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer


                      MILWAUKEE BROOKFIELD L.P.,
                         a Wisconsin limited partnership

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its general partner

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      MOORLAND HOTEL LIMITED PARTNERSHIP, a Wisconsin
                         limited partnership

                      By: Milwaukee Brookfield L.P., a Wisconsin limited partnership, its general partner

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its general partner

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      OPERATING PHILADELPHIA LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:  /s/ Ronald C. Brown
                           --------------------------------------
                           Name: Ronald C. Brown
                           Title: Executive Vice President and Chief
                                  Financial Officer

                      SLC ALLENTOWN LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:  /s/ Ronald C. Brown
                           --------------------------------------
                           Name: Ronald C. Brown
                           Title: Executive Vice President and Chief
                                  Financial Officer

                      SLC ARLINGTON L.L.C.,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:  /s/ Ronald C. Brown
                           --------------------------------------
                           Name: Ronald C. Brown
                           Title: Executive Vice President and Chief
                                  Financial Officer

                      SLC ASPEN DEAN STREET, LLC, a Delaware limited
                         liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                         -------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC ATLANTA II LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /S/ RONALD C. BROWN
                         -------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC ATLANTA LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /S/ RONALD C. BROWN
                         -------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC BLOOMINGTON LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /S/ RONALD C. BROWN
                          ------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC-CALVERTON LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its general partner

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /S/ RONALD C. BROWN
                          -------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC CENTRAL PARK SOUTH, LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its managing general partner


                      By: /S/ RONALD C. BROWN
                          -------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SLC DANIA LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                         --------------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      SLC DC MASSACHUSETTS AVENUE, LLC, a Delaware
                         limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its managing general partner


                      By: /s/ RONALD C. BROWN
                         --------------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      SLC HOUSTON BRIAR OAKS, LP,
                         a Delaware limited partnership

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing general partner

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its managing general partner


                      By: /s/ RONALD C. BROWN
                         --------------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      SLC INDIANAPOLIS LLC

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                          ------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF
                                FINANCIAL OFFICER

                      SLC KANSAS CITY L.L.C.,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                          -----------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF
                                FINANCIAL OFFICER

                      SLC LOS ANGELES, LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ RONALD C. BROWN
                          -----------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF
                                FINANCIAL OFFICER

                      SLC MINNEAPOLIS LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC NEEDHAM, LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC OPERATING LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC PALM DESERT LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC SAN DIEGO LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC SOUTHFIELD LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC ST. LOUIS L.L.C.,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC TUCSON LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SLC WALTHAM LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      STARWOOD MANAGEMENT COMPANY, LLC,
                         a Delaware limited liability company

                      By: SLC Operating Limited Partnership, a Delaware limited partnership, its managing member

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner


                      By: /s/ Ronald C. Brown
                         ______________________________________
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and Chief
                                Financial Officer

                      WESTIN PREMIER, INC.,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         ______________________________________
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and Chief
                                Financial Officer

                      WESTIN VACATION MANAGEMENT CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         ______________________________________
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and Chief
                                Financial Officer


                      WESTIN VACATION EXCHANGE COMPANY,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         ______________________________________
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and Chief
                                Financial Officer


                      WVC RANCHO MIRAGE, INC.,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         ______________________________________
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and Chief
                                Financial Officer

                      WESTIN ASSET MANAGEMENT CO.,
                         a Delaware company


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      WESTIN HOTEL COMPANY,
                         a Delaware company


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      W&S ATLANTA CORP.,
                         a Delaware corporation


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      ITT SHERATON CORPORATION,
                         a Delaware corporation,


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      DESTINATION SERVICES OF SCOTTSDALE, INC.,
                         a Delaware corporation


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      GENERAL FIDUCIARY CORPORATION,
                         a Massachusetts corporation


                      By: /s/  Ronald C. Brown
                         -------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                  Chief Financial Officer

                      GLOBAL CONNEXIONS, INC.,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON INTER-AMERICAS, LTD.,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      HUDSON SHERATON LLC,
                         a New York limited liability company


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      ITT SHERATON RESERVATIONS CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      MANHATTAN SHERATON CORPORATION,
                         a New York corporation


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SAN DIEGO SHERATON CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SAN FERNANDO SHERATON CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON 45 PARK CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON ARIZONA CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON ASIA-PACIFIC CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON BLACKSTONE CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON BOSTON CORPORATION,
                         a Massachusetts corporation


                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      SHERATON CALIFORNIA CORPORATION,
                         a Delaware corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON CAMELBACK CORPORATION,
                         a Delaware corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON FLORIDA CORPORATION,
                         a Delaware corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON HARBOR ISLAND CORPORATION,
                         a Delaware corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON HARTFORD CORPORATION,
                         a Connecticut corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON HAWAII HOTELS CORPORATION,
                         a Hawaii corporation


                      By:   /s/ Ronald C. Brown
                         --------------------------------------
                         Name:  Ronald C. Brown
                         Title: Executive Vice President and
                                Chief Financial Officer

                      SHERATON INTERNATIONAL, INC.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON INTERNATIONAL DE MEXICO, INC.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON MANAGEMENT CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON OVERSEAS MANAGEMENT CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON WARSAW CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON MARKETING CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON MIAMI CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON MIDDLE EAST MANAGEMENT CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON NEW YORK CORPORATION,
                         a New York corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON PEACHTREE CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON PHOENICIAN CORPORATION,
                         a Delaware corporation


                      By: /s/ Ronald C. Brown
                          ----------------------------------------------
                          Name:  Ronald C. Brown
                          Title: Executive Vice President and
                                 Chief Financial Officer

                      SHERATON SAVANNAH CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SHERATON SERVICES CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SOUTH CAROLINA SHERATON CORPORATION,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      ST. REGIS SHERATON CORPORATION,
                         a New York corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WORLDWIDE FRANCHISE SYSTEMS, INC.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      SHERATON VERMONT CORPORATION,
                         a Vermont corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      ITT BROADCASTING CORPORATION,
                         a Delaware corporation

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN LICENSE COMPANY,
                         a Delaware company

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN INTERNATIONAL SERVICES  COMPANY,
                         a Delaware corporation

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN ASIA MANAGEMENT HOLDING CO.,
                         a Delaware corporation

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN ASIA MANAGEMENT CO.,
                         a Delaware corporation

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN CANADA MANAGEMENT CO.,
                         a Delaware corporation

                      By: /s/ Ronald C. Brown
                          --------------------------------------
                          Name: Ronald C. Brown
                          Title: Executive Vice President and
                                   Chief Financial Officer

                      WESTIN OTTAWA MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN MEXICO MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN CHARLOTTE MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN RIVER NORTH MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN HILTON HEAD MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN KANSAS CITY MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name: RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN MAUI MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN BOSTON MANAGEMENT HOLDING CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN BOSTON MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN CENTURY CITY MANAGEMENT HOLDING CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN CENTURY CITY MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN NEW ORLEANS MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                          -------------------------------------
                          Name: RONALD C. BROWN
                          Title: EXECUTIVE VICE PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER

                      WESTIN ORLANDO MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN SANTA CLARA MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN TUCSON MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN INTERNATIONAL MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN INNISBROOK MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN FRANCE MANAGEMENT CO.,
                         a Delaware corporation


                      By:   /s/ RONALD C. BROWN
                         ---------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER

                      WESTIN PITTSBURGH MANAGEMENT HOLDING CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN PITTSBURGH MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN PEACHTREE MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN DALLAS MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN RIVERWALK MANAGEMENT CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN REPRESENTATION CO.,
                         a Delaware corporation


                      By: /s/ RONALD C. BROWN
                         ______________________________________
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                OFFICER

                      WESTIN LICENSE COMPANY SOUTH,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      WESTIN LICENSE COMPANY NORTH,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      WESTIN LICENSE COMPANY EAST,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      WESTIN LICENSE COMPANY WEST,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      WESTIN FRANCHISE CO.,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      SHERATON O'HARE CORPORATION,
                         a Delaware corporation


                      By:  /s/  RONALD C. BROWN
                         -----------------------------------
                         Name:  RONALD C. BROWN
                         Title: EXECUTIVE VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER

                      BANKERS TRUST COMPANY,

                          Individually and as Administrative Agent and as Paying Agent

                          /s/ LAURA S. BURWICK
                      By:______________________________________
                         Name:  Laura S. Burwick
                         Title: Principal

                      THE CHASE MANHATTAN BANK,
                          Individually and as Administrative Agent

                          /s/ FREDERICK P. HAMMER
                      By:______________________________________
                         Name:  Frederick P. Hammer
                         Title: Vice President

                      LEHMAN COMMERCIAL PAPER, INC.,
                         Individually and as Syndication Agent

                          /s/ FRANCIS X. GILHOOL
                      By:______________________________________
                         Name:  Francis X. Gilhool
                         Title: Authorized Signatory

                      BANK OF MONTREAL, CHICAGO BRANCH,
                         Individually and as Syndication Agent

                          /s/ JOHN T. MEAD, JR.
                      By:______________________________________
                         Name:  John T. Mead, Jr.
                         Title: Director

                      ARAB BANKING CORPORATION (B.S.C.)

                          /s/ LOUISE BILBRO
                      By:______________________________________
                         Name:  Louise Bilbro
                         Title: Vice President

                      BANCA POPOLARE DI MILANO


                      By: /s/ Patrick F. Dillon
                         ______________________________________
                         Name:  Patrick F. Dillon
                         Title: Vice President, Chief Credit Officer


                      By: /s/ Esperanza Quintero
                         ______________________________________
                         Name:  Esperanza Quintero
                         Title: Vice President

                      BANKBOSTON, N.A.


                      By: /s/ Kathleen M. Ahern
                         ______________________________________
                         Name:  Kathleen M. Ahern
                         Title: Vice President


                      BANK LEUMI USA


                      By: /s/ Joung Hee Hong
                         ______________________________________
                         Name:  Joung Hee Hong
                         Title: Vice President


                      THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                         NEW YORK BRANCH


                      By: /s/ N. Saffra
                         ______________________________________
                         Name:  N. Saffra
                         Title: Vice President


                      BANK POLSKA KASA OPIEKI S.A. PEKAO S.A. GROUP,
                         NEW YORK BRANCH


                      By: /s/ William A. Shea
                         ______________________________________
                         Name:  William A. Shea
                         Title: Vice President, Senior Lending Officer

                      PARIBAS


                      By: /s/ John W. Kopcha
                         ______________________________________
                         Name:  John W. Kopcha
                         Title: Vice President


                      By: /s/ Matthew C. Bishop
                         ______________________________________
                         Name:  Matthew C. Bishop
                         Title: Assistant Vice President


                      BANQUE WORMS CAPITAL CORP.


                      By: /s/ Frederick Gamet
                         ______________________________________
                         Name:  Frederick Gamet
                         Title: Senior Vice President

                      BEAR STEARNS INVESTMENT PRODUCTS INC.


                      By: /s/ Harvey Rosenberg
                         ______________________________________
                         Name:  Harvey Rosenberg
                         Title: Senior Managing Director

                      BARCLAYS BANK PLC


                      By: /s/ John Giannone
                         ______________________________________
                         Name:  John Giannone
                         Title: Director


                      CHANG HWA COMMERCIAL BANK, LTD.,
                         NEW YORK BRANCH


                      By: /s/ Wan-Tu Yeh
                         ______________________________________
                         Name:  Wan-Tu Yeh
                         Title: VP and General Manager


                      CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY


                      By: /s/ Samuel S.T. Liu
                         ______________________________________
                         Name:  Samuel S.T. Liu
                         Title: VP and DGM

DULY AUTHORIZED AND EXECUTED:


                      CIBC INC.


                      COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                         EUROPEENNE


                      CREDIT LYONNAIS NEW YORK BRANCH


                      CREDIT SUISSE FIRST BOSTON


                      CREDITO ITALIANO

                      DEUTSCHE BANK AG NEW YORK AND/OR
                         CAYMAN ISLANDS BRANCH


                      DOMINION BANK



                      ERSTE BANK DER OESTERREICHISCHEN
                         SPARKASSEN AG


                      FIRST COMMERCIAL BANK

                      FIRST SECURITY BANK, N.A.

                      FLEET BANK, N.A.

                      GENERAL ELECTRIC CAPITAL CORPORATION

                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                      GULF INTERNATIONAL BANK B.S.C.

                      HUA NAN COMMERCIAL BANK, LTD. NEW YORK
                         AGENCY

                      THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         NEW YORK BRANCH

                      ISTITUTO BANCARIO SAN PAOLO DI TORINO SpA

                      KZH CNC LLC

                      LAND BANK OF TAWAIN, LOS ANGELES BRANCH

                      THE LONG TERM CREDIT BANK
                         OF JAPAN, LTD.

                      MITSUBISHI TRUST & BANKING CORPORATION

                      ML CLO XIX STERLING (Cayman) Ltd.,


                      NATIONSBANK, N.A.


                      THE ROYAL BANK OF SCOTLAND, PLC


                      SOCIETE GENERALE, SOUTHWEST AGENCY


                      SOUTHERN PACIFIC BANK


                      THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                      WACHOVIA BANK, N.A.

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE


                      VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                         INCOME TRUST


                      VAN KAMPEN CLO I, LIMITED

                      By:VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC.,
                         as collateral manager

                      VAN KAMPEN AMERICAN CAPITAL SENIOR
                      INCOME TRUST


                      THE TORONTO DOMINION BANK


                      MELLON BANK, N.A., solely in its capacity as Trustee
                         for the GENERAL MOTORS CASH MANAGEMENT
                         MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity



                      INDOSUEZ CAPITAL FUNDING II A Ltd.
                         By: Indosuez Capital as Portfolio Advisor

                                                                       EXHIBIT A



            1. Effective as of December 31, 1998, all of the existing Operating Leases from Starwood REIT, SLT RLP or their Subsidiaries to SLC OLP or its Subsidiaries are transferred such that the Corporation is the lessee under such Operating Leases.

            2. Between January 4, 1999 and February 28, 1999, a newly created subsidiary of the Corporation ("Newco") is merged with and into Starwood REIT (with Starwood REIT being the surviving entity, so that after the merger, Starwood REIT shall become a direct subsidiary of the Corporation. In the merger, the common stock of Newco becomes the common shares of beneficial interest in Starwood REIT and the common shares of beneficial interest in Starwood REIT are converted into the Class B Shares of Starwood REIT. The Class B Shares are "paired" with the common stock of the Corporation pursuant to an amended pairing agreement. The Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares of Starwood REIT (the "EPS") remain outstanding as shares of Starwood REIT. In addition, the partnership interests of SLT RLP and SLC OLP remain outstanding. The organizational documents of Starwood REIT, the Corporation, SLT RLP and SLC OLP are amended and restated to reflect the foregoing.

            3. After the completion of the merger but before the date on which Starwood REIT pays its first quarter dividend in 1999, Starwood REIT declares and pays to the Corporation sufficient dividends to maintain REIT status for 1998 and to avoid federal income tax. Starwood REIT will make an election under
Section 858 of the Code.

            4. The Capital Stock of the Preferred Stock Subsidiaries held by Starwood REIT will be exchanged for non-voting common stock in such entities.

            5. The distribution provisions of the partnership agreements of SLT RLP and SLC OLP may be modified to match the dividends on the Class B Shares and the Corporation common shares (the "Base Distribution") plus a tax distribution equal to a percentage of the taxable income allocated to the partners in excess of the Base Distribution.